Statement of Additional Information Supplement
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Collateral Trust
John Hancock Current Interest
John Hancock Exchange-Traded Fund Trust
John Hancock Financial Opportunities Fund
John Hancock Funds II
John Hancock Funds III
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investors Trust
John Hancock Municipal Securities Trust
John Hancock Premium Dividend Fund
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Variable Insurance Trust (individually, the Trust, and collectively, the Trusts)
Supplement dated December 13, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective December 31, 2024, Steven R. Pruchansky is retiring as an Independent Trustee. Accordingly, all references to Mr. Pruchansky as a current Independent Trustee are removed from each SAI as of December 31, 2024.
Effective January 1, 2025, the Board of Trustees for each Trust has appointed Deborah C. Jackson to serve as Vice Chairperson of the Board.
Accordingly, effective January 1, 2025, Ms. Jackson’s “Current Position(s)” are updated as follows:
Trustee (since 2012) and Vice Chairperson of the Board (since 2025).
Additionally, effective January 1, 2025, Ms. Jackson’s “Principal Occupation(s) and Other Directorships During the Past 5 Years” are updated as follows:
President, Cambridge College, Cambridge, Massachusetts (2011–2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018–2020); Board of Directors, National Association of Corporate Directors/New England (2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);   Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee (since 2008) and Vice Chairperson of the Board (since 2025) of various trusts within the John Hancock Fund Complex.
In addition, certain information in the “Board Committees” sub-section of the “Duties of Trustees; Committee Structure” section is amended, effective January 1, 2025, to reflect updated subcommittee Chairpersons for the Investment Committee as set forth below:
Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Messrs. Boyle and Cunningham and Mses. Ellison and Jackson serve as Chairpersons of the Investment Sub-Committees.
Finally, certain other information in the “Board Committees” sub-section of the “Duties of Trustees; Committee Structure” section is amended to reflect updated Committee memberships for certain of the Committees as set forth below:
Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bacic and Cunningham and Ms. Rathke). Ms. Rathke serves as Chairperson of this Committee. Ms. Rathke and Mr. Bacic have each been designated by the Board as an “audit committee financial expert,” as defined in SEC rules.
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Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Mr. Boyle, Ms. Ellison, and Mr. Wright). Mr. Boyle serves as Chairperson of this Committee.
You should read this supplement in conjunction with the SAI and retain it for your future reference.